innovus pharma



A Leader in the OTC/Consumer Care Men's and Women's Health Products

OTCQB: INNV

Corporate Presentation

September 30, 2014

Safe-Harbor Statement

Statements under the Private Securities Litigation Reform Act, as amended: With the exception of the historical information contained in this presentation, the matters described herein contain forward-looking statements that involve risks and uncertainties that may individually, mutually, or materially impact the matters herein described, including, but not limited to, Innovus Pharmaceuticals, Inc.'s (the "Company") ability to execute its business plan, obtain regulatory approval for products under development, enter into partnering agreements, realize revenue and pursue growth opportunities, some of which are outside the control of the Company. Readers and attendees are cautioned not to place undue reliance on these forward-looking statements as actual results could differ materially from the forward-looking statements contained herein. Attendees are urged to read the risk factors set forth in the Company's most recent annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q and its most recent SEC filings. Company disclaims any intention to update this presentation.

Innovus Pharma's Overview

The Company is a leader in commercializing safe and effective non-prescription medicine and consumer care products to improve men and women's health with commercial partners in 28 countries

Commercial Products:

- **Zestra®**- Superior topical product to increase arousal, desire and satisfaction in women
  - Only commercially available and clinically proven product in over 276 women with FSI/AD (a large & growing unmet market)
  - Commercially available in the USA and Canada through large retailers, drug wholesalers and online
  - Multiple partnerships signed ex US
- **EjectDelay™** - Topical treatment for Premature Ejaculation (PE)
  - Launched in Q2 2014 online in the US
  - Extending availability to large retailers and drug wholesalers in H2 2014
  - Multiple partnerships signed ex US
- **Sensum+™** - Topical product to increase penile sensitivity
  - First partnership signed with Ovation Pharma for Morocco and expecting first commercial batch delivery in Q4 2014
  - Multiple partnerships signed ex US
- **Zestra Glide®**- High Viscosity, water based lubricant for women
  - Only water based lubricant with high viscosity to allow long lasting activity
  - Multiple partnerships signed ex US

Innovus Pharma's Signed Commercial Agreements

	Innovus Product Partnerships Agreements			
	Partner	Territory	Milestones	Royalty
Zestra®	Orimed/Jamp	Canada	Up to $ 85M	Tiered Double Digit
	Sothema Labs	MENAWA	Up to $171.2M	Transfer Price
EjectDelay™	Orimed/Jamp	Canada	Up to $ 85M	Tiered Double Digit
	Ovation Pharma	Morocco	Up to $ 18.6M	Tiered Double Digit
Sensum+™	Orimed/Jamp	Canada	Up to $ 85M	Tiered Double Digit
	Ovation Pharma	Morocco	Up to $ 11.25M	Tiered Double Digit
	Tramorgan	UK	Up to $44M	50%
Zestra Glide®	Orimed/Jamp	Canada	Up to $ 85M	Tiered Double Digit
	Sothema Labs	MENAWA	Up to $171.2M	Transfer Price
TOTAL			Up to $330M	

Note: Orimed partnership includes all four products
Sothema partnership includes Zestra® and Zestra Glide®

innovus pharma

Why Invest in INNV ?

- **Commercial Revenue Generating Company**
  - Four commercial products (Zestra®, EjectDelay™, Sensum+™ & Zestra Glide®)

- **Multiple Near-Term Milestones**
  - UP to $330M in sales milestones already signed with commercial partners in 28 countries
  - Introduction of additional products through acquisition in H2 2014
  - Announcing additional commercial partnerships in H2 2014
  - In-Licensing a proprietary topical drug delivery platform

- **Unique Business Strategy and Niche Market**
  - Clinically-proven products with established sales channels
  - Minimal Investment needed for R&D
  - Leverages established commercial partners in underserved geographies
  - Extensive network of commercial partnerships in 28 countries

- **Experienced and Proven Management**

Management & Board of Directors

Proven & Experienced Team from Leading Publically Traded Life Sciences Companies

Management Team

Bassam Damaj, Ph.D.
President & CEO, Director

Lynnette Dillen CPA
EVP and CFO

Randy Berholtz, Esq.
Acting General Counsel & Secretary

Board of Directors & Advisory Board

Henry Esber, Ph.D.
Chairman of Board

Ziad Mirza, MD
Director

Vivian Liu
Director

Robert Hoffman CPA
Advisory Board

* Pharmacopeia, LIGAND, genzyme A SANOFI COMPANY, Pfizer, Genentech, Mitsubishi Tanabe Pharma, Arena, APRICUS BIO

*Management Team, Board and Advisory Board Past or Present Affiliations. All Trademarks are owned by their respective companies


CLINICALLY PROVEN
Zestra
Zestra

A Clinically Active and Proven Product to Enhance Female Sexual Desire/Arousal & Satisfaction in Women

A Commercial High Value Asset

THE PRODUCT:

- Zestra®, acquired in end of 2013, is the only clinically-proven **COMMERCIALLY SOLD** consumer care product with statistically significant clinical efficacy in women with FSI/AD, a disorder estimated to affect 10 million women
- Over **11 MILLION DOSES** of Zestra® have been sold so far.
- Zestra® is **WOMEN APPROVED:** 92% of users said that they would recommend to a friend and 78% said they would use it again
- Zestra® is currently being sold in retailers such as **Walmart, Kroger, Meijer** and through distributors such as **McKesson**, and **Cardinal Health**.
- **EXCELLENT SAFETY PROFILE**: 2 in 1 million reported minor adverse events from over 11 million doses sold since launch
- Zestra® franchise is **PATENT PROTECTED** until 2021

Zestra® Caters to a Large & Unmet Medical Market

Zestra® is a leading OTC brand franchise -- for improved female arousal desire & sexual satisfaction



LARGE MARKET

- ✓ **43% of women have sexual difficulties** (vs. 31% of men – ED = $6 billion market)
- ✓ **72% of sexually active women desire improved satisfaction**



NO APPROVED SOLUTIONS

- ✓ **No approved Rx solution in US**

' laumann, E.O. et al. Sexual Dysfunction in the United States: Prevalence and Predictors. JAMA, Feb. 10, 1999. vol. 281, No. 6537-542
'' deKadt Zestra quantitative Consumer Study, October 2009

A Commercial High Value Asset

Attractive & Large Commercial Potential:

- The Sexual Device market is estimated to be $2 Billion worldwide with the US being at $1 Billion
- The arousal liquid based product market in the US is ~$200 million a year and estimated to be over $500 million on a worldwide basis
- Zestra® has approximately 0.5% of the US market in 2013



US Arousal Liquid Product Market 2013
K-Y
Astroglide
Zestra
Rest
0.5%
5%
14.5%
80%



Zestra Sales by Gender
Men
Women
41%
59%

1. NY Post, April 22, 2003
2. Advertising Age, May 20, 2009
3. Mass Market Retailer, 8/08

Zestra
Essential Arousal Oils™

Recommended by Leading Gynecologists



"All women deserve sexual satisfaction. Zestra is a breakthrough and it is safe, hormone-free and topically applied. I recommend Zestra because it is effective for so many of my patients."

– Dr. Susan Kellogg, Co-Founder and Director of Sexual Medicine,
The Pelvic and Sexual Health Institute of Philadelphia



"I have had great success using Zestra with a wide range of patients. In fact, I have had great results with my patients who are cancer survivors, and have experienced decreased sexual satisfaction due to their treatment. I frequently recommend Zestra, because it has proven to be safe and effective to enhance the sexual satisfaction of many of my patients."

– Michael L Krychman MD, Executive Director of the Southern California Center for Sexual Health and Survivorship Medicine



"Many of my patients have had a positive experience using Zestra."

– Dr. Kristene E. Whitmore, Co-Founder and Medical Director,
The Pelvic and Sexual Health Institute of Philadelphia

Top Worldwide Key Opinion Leaders Backing Zestra®

Dr. Michael L. Krychman (Executive Director of the Southern California Center for Sexual Health and Survivorship Medicine located in Newport Beach California, **USA**)

Dr. Gilbert Bou Jaoudé (Manager of the Center of Treatment and Research for the Reproductive Tract and Psychosomatic Diseases (ETPARP Center), located in Lille, France and President of the French-speaking Society for Sexual Medicine (SFMS), an affiliate of the European Society for Sexual Medicine (ESSM)) **France**)

Dr. Susan Kellogg-Spadt (Director of Female Sexual Medicine at Academic Urology Center for Pelvic Medicine in Bryn Mawr, Pennsylvania, **USA**)

Dr. Rosella Nappi (Associate Professor of Obstetrics and Gynecology at the Research Center for Reproductive Medicine and Director of the Gynecological Endocrinology & Menopause Unit at the IRCCS San Matteo Foundation, University of Pavia, **Italy**)

Dr. Santiago Palacios (Director of the Palacios' Institute of Women's Health, in Madrid, Spain, and President of the Spanish Foundation for Women and Health (FEMYS), **Spain**)

KOLs are part of Innovus Clinical advisory Board (CAB)

Zestra Very Well Reviewed and Liked Product



zestra
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Zestra Essential Arousal Oils - 3 Count
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Zestra Essent
(87)
BEST SELLER
CLINICALLY PROVEN
Zestra
Walmart
Item Details
Zestra Essential Arousal Oils, 3ct
$8.97
(66)
CLINICALLY PROVEN
Zestra
Essential Arousal Oils
3 PERSONAL PACKETTES

The Celebrities…


Kris
Kardashian
watch
what
happens
LIVE
THE VIEW


SILLY SLANG
SASSY SLAN








"FEMALE VIAGRA"


EXTRA


BILL WEIR

In the Media



Zestra in the Media
ZESTRA FEATURED ON...
WATCH ALL VIDEOS »
access hollywood
E! NEWS
THE VIEW
eXTRA
Doctor Oz
Rachael Ray
tyra
abc NIGHTLINE
READ ABOUT US (Click logos to view articles)
SFGate
lemondrop
The Philadelphia Inquirer
The New York Times
Forbes
The New York Times

innovus pharma

Innovus New Marketing Strategy for Zestra®
A Multi prong Approach in the US

Contract Retail Sales Reps targeting 40,000 stores a year

Sampling through subscriptions boxes (Bulu Box, Blush Box, Globe Awards, etc..)

Over 129,000 subscribers to Zestra® website

Wellness TV commercials, medical magazine ads, etc..



Contract 25 Medical Reps Sales force targeting Gynecologists in 17 states (Consortia Health)

Store Specific Marketing Support:
Sampling to Gynecologists within 30 miles of each retail store carrying Zestra®

Increase Revenues to $12-15M in Three Years

innovus pharma

Two Placebo Controlled Double Blind US Clinical Trials in 276 Women

- Clinical Efficacy-Primary Endpoints:
  - FSFI scores
  - FSEP scores as recorded in a diary
- Clinical Efficacy-Secondary Endpoints:
  - Treatment satisfaction questionnaire (WITS)
  - Consumer testing survey (ZCTS)
  - Two GAQs
    - Q1: If Sexual Satisfaction improved
    - Q2: If Number of successful encounters increased
  - FSDS, BDI and DAS
  - Sexual encounter frequency
  - Dropout rates
- Safety: Monitoring adverse events (AEs)

Zestra® Clinical Efficacy: Primary Endpoint Female Sexual Function Index (FSFI)


Desire
Arousal
Improvement (% Patients)
Placebo
Zestra
p=0.0322
p=0.0117
0
10
20
30
40
50
60
70
80
90
100

Zestra® Induced a statistically significant increase in Desire and Arousal in women using the product as compared to placebo

*2003 & 2007 Zestra® Clinical studies; The Journal of Sex & Marital Therapy, 29(s):33-44, 2003 and January 2010

Zestra® Clinical Efficacy-Secondary Endpoint Women's Inventory of Treatment Satisfaction (WITS)


WITS Total Score
Treatment Satisfaction
Sex Life Satisfaction
LS Mean Change, N=256
Placebo
Zestra
p=0.0086
p=0.0207
p=0.0246
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
1.1
1.2

- Women using Zestra® were 6 times more satisfied with their treatment as compared to placebo
- Women using Zestra® were twice more sexually satisfied as compared to placebo

*2003 & 2007 Zestra® Clinical studies; The Journal of Sex & Marital Therapy, 29(s):33-44, 2003 and January 2010

innovus pharma

Zestra® Safety Profile

Clinically proven: Well-established safety profile

276 patients

- No serious adverse events
- No drug / drug interactions
- Hormone-free
- Ingredients GRAS (generally recognized as safe)

Birth control pill
Anti-depressants
Hormone therapies
Diabetes
Cancer therapies

innovus pharma

Zestra®-Commercial

Zestra® is available in the US and Canada including:

US Retailers such as:

Canadian Retailers such as:

Distributors:

innovus pharma

MALE DESENSITIZER

EJECTDELAY™

Maximum Strength
Ejaculatory Control Gel

TAKE CONTROL OF YOUR SEXUAL LIFE WITHOUT LOSING THE SEXUAL DESIRE

For the Treatment of Premature Ejaculation (PE)


EJECTDELAY
EJECTDELAY


EJECT

EjectDelay™ For Premature Ejaculation


MALE DESENSITIZER
EJECTDELAY
Maximum Strength
Ejaculatory Control Gel

- **EjectDelay™** is an OTC gel (Benzocaine 7.5%) indicated for the **treatment of premature ejaculation**.
- Benzocaine 7.5% in **EjectDelay™** is supported by a clinical study which **improved the intra-vaginal ejaculation latency time by 6.4 minutes** when compared to placebo treatment.
- Products with **Benzocaine 7.5%** for the treatment of premature ejaculation have **superior clinical efficacy** than other over the counter products, including Lidocaine, for the treatment of (Premature Ejaculation) PE.
- **PE** is the **most common form of male sexual dysfunction**, affecting 30% of men. [1]

[1] J Urol, suppl 2008;179:340, abstract 988

MALE DESENSITIZER EJECTDELAY™ BENZOCAINE 7.5% GEL Maximum Strength Ejaculatory Control Gel TAKE CONTROL OF YOUR SEXUAL LIFE WITHOUT LOSING THE SEXUAL DESIRE

PE is a Large Market

DIAGRAM 2



Prevalence rates of premature ejaculation (%)
30
25
20
15
10
5
0
Northern Europe
Southern Europe
Non-European*
Latin America
Middle East
Southeast Asia

Prevalence of premature ejaculation in 7 regions. Participants were asked whether in the preceding 12 months, orgasm had been reached too rapidly for at least 2 months. Adapted from: Laumann et al.: Sexual problems among women and men aged 40–80 y: prevalence and correlates identified in the Global Study of Sexual Attitudes and Behaviors adapted to (2)

DIAGRAM 1



Couples
100
80
60
40
20
0
0 200 400 600 800 1000 1200 1400 1600
IELT (seconds)

Distribution of average ejaculatory latency time on 491 couples in Europe and the United States. Adapted from: Waldinger et al.: A multinational population survey of intravaginal ejaculation latency time; adapted to (7)

Sources

2. Laumann EO, Nicolosi A, Glasser DB et al.: Sexual problems among women and men aged 40–80 y: prevalence and correlates identified in the Global Study of Sexual Attitudes and Behaviors. Int J Impot Res 2005; 17: 39–57.
7. Waldinger MD, Quinn P, Dilleen M, Mundayat R, Schweitzer DH, Boolell M: A multinational population survey of intravaginal ejaculation latency time. J Sex Med 2005; 2: 492–7.

innovus pharma

PE a Fast Growing Market



10.3% Annual Growth
Market Size (million $)
1.3
1.2
1.1
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
2010
2011
2012
2013
2014
2017
Year

Source: companiesandmarkets.com; June 30, 2011

MALE DESENSITIZER
EJECTDELAY
BENZOCAINE 7.5% GEL
Maximum Strength Ejaculatory Control Gel
TAKE CONTROL OF YOUR SEXUAL LIFE WITHOUT LOSING THE SEXUAL DESIRE

PE is a ~US $1 Billion Market


First Line Therapy in the US Prescribed by Urologists
SSRIs
Topical Anesthetics
31%
69%


PE Market Segmentation
SSRIs
Topical Anesthetics
Devices
Condoms/Benzocaine
Other
0.5%
1%
18.5%
14%
66%

Source: International Journal of Impotence Research (2009) 21, 107–115 & 2009 Nature Publishing Group

innovus pharma

EjectDelay™: Clinical Efficacy-I-ELT



% Patients with IELT > 2 minutes, N=30
100
90
80
70
60
50
40
30
20
10
0
Placebo
Lidocaine, 8%
Benzocaine, 7.5%



Mean Change (Treatment- Baseline) in Intravaginal Ejaculation Latency Time (min)
8
7
6
5
4
3
2
1
0
Placebo
Lidocaine,8%
EjectDelay
BL
N=30
N=30
N=30

Benzocaine 7.5% achieved the highest primary and secondary endpoint efficacy

- Over 90% increase in IELT >2min
- Extended ejaculation time by 6.4min

innovus pharma

EjectDelay™: Clinical Efficacy-I-ELT


Intra-Vaginal Ejaculatory Latency Time (minute)
0
1
2
3
4
5
6
7
BL
Placebo
BL
Placebo
BL
Placebo
Benzocaine 7.5%
Benzo 3%
Dapoxetine (SSRI)
Tempe (Lidocaine Prilocaine)
EjectDelay
Benzocaine 3%

1. McMahon CG. Dapoxetine: a new option in the medical management of premature ejaculation. Ther Adv Urol. 2012 October; 4(5): 233-251
2. Culley C. PSD 502: A second Phase III, randomized, double-blind, placebo-controlled study in premature ejaculation (PE) patients in the US and Europe, AUA 2010, Abstract# 1493

innovus pharma

EjectDelay™-Commercial

- Launch of retail distribution in the US is expected to start in H2 2014
- Product License approved by Health Canada. Expected Launch in Canada in Q1 2015.
- EjectDelay™ is currently available through the following online channels:

drugstore.com the uncommon drugstore

EJECTDELAY.COM

Medicals.com Your Health Online

amazon.com

innovus pharma

Financial Snapshot

OTCQB:	INNV
Funds committed/raised for 2014	~$2.1M
Cash Runway	Q2 2015
Shares outstanding	~26M

Cash runway until Q2 2015 including standard operating expenses

innovus pharma

Innovus Growth Plan to Profitability

- Innovus has commercial products with established sales channels
- Our growth plan leverages commercial partners in underserved geographies and targets medical professionals

Upcoming H2 2014 Milestones…

1. **Execute additional commercial partnerships in H2 2014**
2. **Acquire two revenue generating products in H2 2014**
3. **Add a proprietary topical drug delivery platform in H2 2014**
4. **Expand into the Erectile Dysfunction Area**

Quantitative Results…

1. **Non dilutive cash, immediate additional sales.**
2. **Add ~$400K per year of gross revenue, additional large retail stores**
3. **Increase value and commercial life of our products**
4. **Additional large market to increase revenues**

Why Invest in INNV ?

- **Commercial Revenue Generating Company**
  - Four commercial products (Zestra®, EjectDelay™, Sensum+™ & Zestra Glide®)

- **Multiple Near-Term Milestones**
  - UP to $330M in sales milestones already signed with commercial partners in 28 countries
  - Introduction of additional products through acquisition in H2 2014
  - Announcing additional commercial partnerships in H2 2014
  - In-Licensing a proprietary topical drug delivery platform

- **Unique Business Strategy and Niche Market**
  - Clinically-proven products with established sales channels
  - Minimal Investment needed for R&D
  - Leverages established commercial partners in underserved geographies
  - Extensive network of commercial partnerships in 28 countries

- **Experienced and Proven Management**

Contact

Bassam Damaj, Ph.D.
President & CEO
or
Lynnette Dillen, CPA
EVP & CFO

+1 858 964-5123
bdamaj@innovuspharma.com
ldillen@innovuspharma.com

innovus pharma